                                                            FOR CURRENT INCOME

                                      U.S. GOVERNMENT FUND







(photo of illustration from current income brochure)





service and guidance

                     professional management

goals













                                                      1999
                                               Semi-Annual
                                                    Report






DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London
for current
 income
   2

                                                              February 5, 1999

Dear Shareholder:

AN UNEXPECTED CHAIN OF ECONOMIC events led to extreme performance within the bond market over the past six months. Numerous global economies fell victim to economic hardships, causing their currencies to de-stabilize. A responsive Federal Reserve Board, concerned about the U.S. economy, lowered the Federal Funds Rate (the overnight lending rate between banks) three times this autumn. Equity markets rallied, investment grade bond prices soared and 30 year Treasury yields dropped to 4.7%.

   U.S. Government Fund provided a total return of +4.05% (for Class A shares with dividends reinvested at net asset value) for the six months ended January 31, 1999. Your Fund sought to maximize income by focusing on mortgage-backed securities and by maintaining a relatively conservative risk profile.

   Since the summer, the Fund did not rise in value as much as its unmanaged benchmark, the Lehman Brothers Government Bond Index. The Index was more heavily weighted in U.S. Treasuries than the Fund: 55%, compared to U.S. Government Fund's 28% as of January 31, 1999. Because of this lesser weighting, and because Treasuries were the best performing sector during autumn, we did not capture the attractive price appreciation provided by these investments to the extent the Index did.

   Due in part to our focus on mortgage-backed securities, the Fund provided an attractive stream of current income during the past six months. Then, late in the year interest rates stabilized allowing mortgage securities to outpace Treasuries. Paul Grillo, your Fund's senior portfolio manager, discusses this in detail in his commentary on the pages that follow.

CUMULATIVE TOTAL RETURN
-------------------------------------------------------------------------------
                                                          Six Months Ended
                                                          January 31, 1999
-------------------------------------------------------------------------------
U.S. Government Fund A Class                                   +4.05%
Lipper General U.S. Government Fund Average (192 funds)        +4.60%
Lehman Brothers Government Bond Index                          +6.05%
-------------------------------------------------------------------------------

Performance is calculated at net asset value without effect of sales charges and assumes reinvestment of distributions. Interest and principal repayment at maturity for U.S. Treasury securities are guaranteed by the U.S. government, unlike mutual fund dividends and share values. Complete Fund performance for all classes can be found on page 7. Past performance does not guarantee future results. A direct investment in the unmanaged Lehman Brothers Government Bond Index is not possible.

                                                                    for current
                                                                      income
                                                                        3

   The forward momentum of the U.S. economy continues, although we expect at a slower pace than in previous years. We are still in the throes of our nation's longest peacetime economic expansion - a healthy seven and a half years. Unemployment is at a 28-year low, consumer confidence continues to soar and the inflation rate was only 1.5% last year.

   Continued economic prosperity may reinforce the stock market's recent outperformance of bonds. Despite this, we believe that bonds remain an important part of a well-balanced portfolio. U.S. Government Fund's primary objective - to provide high current income consistent with safety of principal - offers shareholders a strong bond component for a diversified portfolio.

   Thank you for your continued confidence in Delaware Investments.



Sincerely,

/s/ Jeffrey J. Nick
------------------------------------
JEFFREY J. NICK
Chairman, President
and Chief Executive Officer
Delaware Investments Family of Funds







Jeffrey J. Nick Named Chairman

On December 17, 1998, Jeffrey J. Nick was named Chairman of the Delaware Investments Family of Funds. He replaces Wayne A. Stork who has retired as Chairman of the Board of Directors, but continues to serve as a Board Member. Mr. Nick was named President and Chief Executive Officer of Delaware Investments Family of Funds in October 1997. He has been CEO of Lincoln National Investment Companies, an indirect parent company of Delaware Investments, since October 1996 and previously managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a Bachelor of Arts degree from Princeton University.

for current
 income
  4

PORTFOLIO MANAGER'S REVIEW


BY PAUL GRILLO
Vice President and Senior Portfolio Manager
February 5, 1999

The first half of fiscal 1999 began with the continued rumblings of overseas economic troubles. Indonesia, and then Russia, suffered corrections or devaluation of their national currencies, spreading concerns of global recession to U.S. and other markets. As a result, investors the world over flocked to the safety of U.S. Treasuries. Throughout this period of uncertainty, we strove to position U.S. Government Fund as a conservative haven for Delaware Investments shareholders.
   Later in autumn as interest rates were lowered, increased demand for Treasuries caused yields to drop. In an effort to maintain an attractive income flow, we increased our holdings of non-Treasury securities. Mortgage-backed securities, which are insured directly or indirectly by the U.S. government, offered higher income potential than Treasury bonds. During this time, we also purchased more asset-backed securities, focusing on bonds rated AAA, the highest quality rating available, and corporate bonds rated A or better.

Consistent with our investment objective, our primary aim is to provide our shareholders with:

o a steady income flow; and,
o a conservatively managed portfolio with very high quality securities.

On the pages that follow, we have included a review of how each sector we focused on contributed to your Fund's performance during the first half of fiscal 1999.

U.S. GOVERNMENT FUND A CLASS
------------------------------------------------------------------------------
INCOME FROM A $100,000 INVESTMENT SINCE INCEPTION
TOTAL INCOME = $183,107

1/31/86        $ 4,677
1/31/87        $10,653
1/31/88        $10,796
1/31/89        $10,761
1/31/90        $11,591
1/31/91        $12,175
1/31/92        $13,836
1/31/93        $15,119
1/31/94        $15,909
1/31/95        $15,541
1/31/96        $16,033
1/31/97        $15,008
1/31/98        $15,446
1/31/99        $15,562


Chart assumes a $100,000 investment on August 16, 1985, includes the effect of a 4.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes will vary due to other charges and expenses. Past performance does not guarantee future results. Sales charges are reduced on purchases of $100,000 or more.

                                                                    for current
                                                                       income
                                                                         5

U.S. TREASURIES

Treasuries fared well amid a global flight to quality that occurred in response to overseas economic turbulence in mid-summer and early autumn. Economic uncertainty in worldwide equity markets motivated investors to move their assets into the safest possible vehicles. Investors flocked toward U.S. Treasuries hoping to find a sanctuary for their assets.
   During this time we weighted the portfolio more heavily in Treasuries and, in an attempt to increase your fund's yield, slightly extended duration. Duration is the most common measure of a bond's sensitivity to interest rates. It indicates the approximate change in a bond's price given a 1% movement in interest rates.
   Increased demand for Treasuries from U.S. and foreign investors, combined with reduced Treasury supply that resulted from the U.S. budget surplus, made Treasuries a hot commodity. That put us in a favorable position. We were able to lend Treasuries to other institutions. The added income we earned contributed to your Fund's performance.
   With autumn, however, came a drastically different scenario. After a September interest rate cut failed to boost the economy, the Federal Reserve Board took further action. In October, mid-way between scheduled meetings, the Federal Reserve Board lowered the Federal Funds rate for the second time in less than 30 days, providing additional liquidity to the economy. This unexpected turn of events calmed U.S. markets tremendously, bolstering investor confidence.
   Compounded by a third interest rate cut in November, U.S. Treasury prices dropped, hurting our performance in this sector. We purchased fewer of these securities in the months that followed thus reducing Treasury holdings to roughly one-quarter of your fund's assets at the end of the period.



PORTFOLIO HIGHLIGHTS AND ASSETS MIX
-------------------------------------------------------------------------------
JANUARY 31, 1999

 U.S. Treasuries               27.7%
*Mortgage-Backed Securities    30.5%
 Asset-Backed Securities        3.5%
 Collateralized Mortgage
  Obligations (CMOS)           14.1%
 Corporate Bonds               13.6%
 U.S. Government Obligations    9.8%
 Municipal Bonds                0.8%

*Includes Agency Mortgage-Backed Securities and Government National Mortgage
 Association Obligations (GNMA's). The percentages in the chart have been adjusted to reflect actual portfolio holdings without including the effect of cash which is included in the net assets listed in the financial section of the report.


                                                  July 31,         January 31,
                                                   1998               1999
-------------------------------------------------------------------------------
Average Effective Duration                       4.8 years          4.7 years
Average Effective Maturity                       8.3 years          7.2 years
Average Quality                                    AAA                AAA
Current 30-Day SEC Yield+                          5.33%              4.4%
Number of Bonds                                     269               274

+For Class A shares measured according to Securities and Exchange Commission guidelines. For B and C class shares, the 30-day SEC current yield as of January 31, 1999 was 3.92%. Institutional Class yield was 4.92%.

for current
 income
   6

MORTGAGE-BACKED SECURITIES

During the period, mortgage-backed securities enabled the Fund to generate a higher level of income than if we had focused on other types of bonds. Mortgage investment payments are received on a monthly basis, providing investors like us with a stable income stream. During the winter, we increased your Fund's holdings of these bonds, which make it possible for investors to receive interest and principal payments from mortgage payments of homeowners. Mortgage securities that are backed by the U.S. government, or one of its agencies are considered to be of very high quality.

   Declining interest rates during the early part of the period posed a threat to mortgage investors as homeowners rushed to refinance their loans at lower rates. Refinancing forces investors to reinvest that money - often at lower rates. We sought to lessen prepayment risks by investing in particular types of mortgage pools:

o MORTGAGES WITH LOW-AVERAGE LOAN BALANCES - Homeowners with lower mortgage balances are often less likely to refinance;

o DISCOUNT MORTGAGES - Mortgages issued when interest rates were lower than current rates give homeowners less incentive to refinance;

o SEASONED MORTGAGE BONDS - Bonds that have stood the test of time by successfully trading in the secondary market for a substantial period of time are less prone to prepayment risk; and,

o COMMUNITY REINVESTMENT ACT BONDS - Mortgages backed by U.S. agencies and subsidized for certain lower middle class residents at lower interest rates than conventional mortgages leave homeowners with no incentive to refinance.

CORPORATE BONDS AND ASSET BACKED SECURITIES

In order to increase your Fund's income potential, during the past six months we increased our positioning in corporate and asset-backed bonds. These types of bonds have the potential to provide higher income than government and government-backed securities. Your Fund invests only in corporate and asset-backed bonds rated A or better by Moody's or Standard & Poor's. U.S. Government Fund is allowed to invest up to 20% of the Fund's assets in non-government securities at any given time, an option we are taking advantage of as we increase our holdings in this area and attempt to reap the benefits of continued economic expansion.

   Impressive job growth, low inflation and high consumer confidence continue to abound, and we expect corporate bonds and asset-backed securities to fare well in this environment over the coming months.

OUTLOOK

Looking forward to the remainder of fiscal 1999, we expect domestic and European equity markets to remain the focal points for most investors. This means that bonds are likely to remain in the shadow of for current
                                                                      income
                                                                        7

stocks. Conflicting economic data over the past year may be the signal that the economy is ready to slow down from its previous brisk pace. But our ball isn't ready to roll to a stop just yet. Seven and a half years of economic expansion doesn't come to an end overnight. For the early part of the year, we have positioned U.S. Government Fund to take advantage of a bond market that we think will range from weak-to-stable. The strong U.S. economy should continue its forward momentum through the winter, allowing mortgage-backed and corporate bonds to fare well. As we move into spring, we expect to see foreign economic weakness seep into the U.S., augmenting the flight to quality we have witnessed over the past six months.

   As always, our main focus is to provide high current income while maintaining stability for our shareholders. For the remainder of the fiscal year, we plan to:

o remain at our maximum weighting for asset-backed and corporate bonds;

o add additional mortgage-backed securities that meet our selection criteria;
  and,

o possibly add Treasuries of slightly longer maturity if we begin to see slower economic growth.

   By focusing in these areas, we believe we are positioning your Fund to meet its objectives.

U.S. GOVERNMENT FUND PERFORMANCE
-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JANUARY 31, 1999

                               Lifetime    Ten Years    Five Years     One Year
-------------------------------------------------------------------------------
Class A (Est. 8/16/85)
   Excluding Sales Charge       +7.40%      +7.35%        +4.93%        +6.46%
   Including Sales Charge       +7.00%      +6.82%        +3.92%        +1.39%
-------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge       +5.75%                                  +5.72%
   Including Sales Charge       +5.43%                                  +1.72%
-------------------------------------------------------------------------------
Class C (Est. 11/28/95)
   Excluding Sales Charge       +5.73%                                  +5.72%
   Including Sales Charge       +5.73%                                  +4.72%


ALL PERFORMANCE INCLUDES REINVESTMENT OF DISTRIBUTIONS AND APPLICABLE SALES CHARGE AS DESCRIBED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR CLASS B AND CLASS C SHARES EXCLUDING SALES CHARGE ASSUMES EITHER CONTINGENT SALES CHARGES DID NOT APPLY OR THE INVESTMENT WAS NOT REDEEMED.

CLASS A shares have a 4.75% front-end sales charge and a 12b-1 fee.
CLASS B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
CLASS C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime, ten-year, five-year and one-year periods ended January 31, 1999, for U.S. Government Fund's Institutional Class were +7.63%, +7.65%, +5.24% and +6.78%, respectively. The Institutional Class was made available without sales charges only to certain eligible institutional accounts on 11/9/92; performance prior to that date was adjusted to eliminate the effect of the sales charge.

8 for current income

FINANCIAL STATEMENTS
DELAWARE GROUP GOVERNMENT FUND, INC.
GOVERNMENT INCOME SERIES*
STATEMENT OF NET ASSETS
JANUARY 31, 1999 (UNAUDITED)
-------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
-------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES - 23.26%
FHA Project Loan 8.75% 10/1/27 .....................  $   690,725 $   737,133
Federal Home Loan Mortgage Corporation
   6.00% 11/1/26 ...................................      709,508     709,508
   9.00% 12/1/05 ...................................    1,189,302   1,238,361
   9.50% 2/15/20 ...................................      654,487     697,413
   10.00% 1/1/19 ...................................      362,362     401,655
   10.25% 4/1/08 ...................................       30,745      33,636
   11.50% 7/1/99 to 3/1/16 .........................    1,529,433   1,730,375
Federal Home Loan Mortgage Corporation-Gold
   7.50% 3/1/28 ....................................      326,222     336,722
   12.00% 12/1/10 ..................................       69,302      79,546
Federal National Mortgage Association
   6.00% 12/1/28 ...................................    8,981,082   8,885,658
   6.50% 11/1/28 ...................................    4,974,682   5,027,539
   7.00% 3/1/28 to 9/1/29 ..........................   17,259,770  17,664,206
   7.50% 12/1/27 to 3/1/28 .........................    5,943,225   6,134,522
   10.00% 7/1/20 to 5/1/22 .........................    1,304,085   1,431,365
   10.75% 9/1/11 ...................................       94,532     104,635
   11.25% 6/1/00 to 1/1/01 .........................       65,148      70,095
   14.25% 9/1/99 ...................................        6,607       6,671
                                                                  -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (COST $44,961,720) ..............................               45,289,040
                                                                  -----------
ASSET-BACKED SECURITIES - 3.52%
ADVANTA Home Equity Loan Trust
   92-4 A1 7.20% 11/25/08 ..........................    1,205,708   1,219,272
AFC Home Equity Loan Trust series
   1992-1A 7.50% 03/15/07 ..........................      611,317     610,801
CIT RV 1998-A A5 6.12% 7/15/14 .....................    3,000,000   3,051,900
Sears Credit Account Master Trust
   5.25% 11/15/05 ..................................    2,000,000   1,975,625
                                                                  -----------
TOTAL ASSET-BACKED SECURITIES
   (COST $6,814,694) ...............................                6,857,598
                                                                  -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CMO) - 14.14%
Collateralized Mortgage Securities Corporation F-1
   11.45% 11/1/15 ..................................      193,475     215,507
Federal Home Loan Mortgage Corporation
   6.75% 11/15/21 ..................................    5,874,003   6,046,906
Federal Home Loan Mortgage Corporation 1608 GA
   9.00% 6/15/21 ...................................    4,691,612   5,009,641
Federal Home Loan Mortgage Corporation 2122 PY
   8.50% 2/1/29 ....................................    4,028,795   4,295,703
Federal National Mortgage Association 35-2
   12.00% 7/25/18 ..................................    1,395,080   1,553,567

-------------
This Fund is known and does business as U.S. Government Fund.

-------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CMO) (Continued)
Federal National Mortgage Association 88-15A
   9.00% 6/25/18 ...................................  $    24,530 $    25,934
Federal National Mortgage Association Alpha H-2
   11.50% 5/1/09 ...................................    1,531,604   1,698,141
Federal National Mortgage Association C-2
   12.00% 5/1/09 ...................................    1,932,328   2,145,734
Federal National Mortgage Association D-2
   11.00% 4/1/09 ...................................    1,657,119   1,817,753
Federal National Mortgage Association F--2
   11.50% 5/25/09 ..................................      789,408     875,111
Federal National Mortgage Association J-1
   7.00% 11/1/10 ...................................       72,671      74,539
Investor GNMA Mortgage-Backed Securities
   Trust Series 84-F5 10.88% 10/25/13 ..............    1,461,323   1,623,325
Travelers Mortgage Securities 1-Z2
   12.00% 03/1/14 ..................................    1,966,109   2,150,941
                                                                  -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $27,563,218) ..............................               27,532,802
                                                                  -----------
CORPORATE BONDS - 13.60%
American General Institute
   7.57% 12/1/46 ...................................    2,000,000   2,210,000
Cit Group Holdings 5.625% 10/15/03 .................    1,700,000   1,712,750
Comm Credit 10.00% 5/15/09 .........................    1,500,000   1,968,750
Credit Foncier de France 8.00% 1/14/02 .............    2,300,000   2,443,750
General Electric Capital 8.85% 3/1/07 ..............    5,950,000   7,281,312
NationsBank 10.20% 7/15/15 .........................    4,000,000   5,445,000
Philip Morris 7.20% 2/1/07 .........................    2,000,000   2,180,000
RBSG Capital 10.125% 3/1/04 ........................    1,908,000   2,234,745
United Health Care 144A 6.60% 12/1/03 ..............    1,000,000   1,018,750
                                                                  -----------
TOTAL CORPORATE BONDS (COST $25,076,679) ...........               26,495,057
                                                                  -----------
GOVERNMENT AGENCY OBLIGATIONS - 9.79%
Federal Home Loan Mortgage Corporation
   8.065% 1/27/05 ..................................    3,500,000   4,014,223
Federal National Mortgage Association
   6.00% 5/15/08 ...................................    7,350,000   7,767,077
Federal National Mortgage Association Global Bond
   7.40% 7/1/04 ....................................    2,000,000   2,216,205
Federal National Mortgage Association FRN
   5.85% 2/12/03 ...................................    5,000,000   5,067,522
                                                                  -----------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
   (COST $18,913,051) ..............................               19,065,027
                                                                  -----------
                                                           for current income 9

U.S. GOVERNMENT FUND
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION OBLIGATIONS - 8.86%
GNMA
   6.50% 12/15/23 ..................................  $   475,774 $   484,249
   9.00% 11/15/21 ..................................    1,141,414   1,219,173
   9.50% 9/15/17 to 3/15/23 ........................    1,754,840   1,899,114
   10.00% 1/15/18 to 9/15/18 .......................      679,205     753,282
   11.00% 12/15/09 to 8/15/13 ......................    1,743,802   1,983,291
   11.50% 7/15/15 ..................................       81,572      92,666
   12.00% 5/15/11 to 12/15/15 ......................    3,451,271   3,983,807
   12.25% 3/15/14 ..................................      112,605     129,988
   12.50% 5/15/10 to 1/15/16 .......................      621,992     724,623
GNMA GPM
   10.25% 3/15/19 ..................................       23,891      26,011
   11.50% 3/15/13 ..................................      256,467     291,650
   11.75% 8/15/13 ..................................      431,300     492,760
GNMA II
   9.00% 10/20/01 to 10/20/05 ......................      574,294     604,532
   10.00% 11/20/15 to 5/20/21 ......................    1,528,001   1,684,576
   10.50% 3/20/16 to 7/20/21 .......................      914,550   1,020,006
   11.00% 5/20/15 to 7/20/19 .......................      172,119     193,900
   11.50% 10/20/14 to 10/20/15 .....................      134,840     152,961
   12.00% 1/20/14 to 3/20/15 .......................      151,774     175,113
   12.50% 10/20/13 to 7/20/15 ......................      858,712     999,470
GNMA II GPM
   10.25% 3/20/18 to 5/20/19 .......................       35,374      38,514
   10.75% 1/20/16 to 2/20/18 .......................      251,759     275,913
   12.00% 11/20/13 .................................       18,427      21,213
                                                                  -----------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   OBLIGATIONS (COST $16,783,666) ..................               17,246,812
                                                                  -----------
MUNICIPAL BOND - 0.77%
Cook County, Illinois Chicago Heights School District,
   Taxable-Series B
   13.15% 12/1/05 ..................................    1,055,000   1,510,570
                                                                  -----------
TOTAL MUNICIPAL BOND (COST $1,409,177) .............                1,510,570
                                                                  -----------
U.S. TREASURY OBLIGATIONS - 27.65%
U.S. Treasury Bond
   7.625% 02/15/25 .................................    3,400,000   4,497,591
  +10.375% 11/15/12 ................................   20,445,000  28,159,972
U.S. Treasury Note
   4.25% 11/15/03 ..................................    4,000,000   3,948,689
   4.75% 11/15/08 ..................................    8,950,000   9,019,120
   10.75% 8/15/05 ..................................    6,180,000   8,222,355
                                                                  -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (COST $51,752,200) ..............................               53,847,727
                                                                  -----------
-------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 5.95%
With Chase Manhattan 4.68% 02/01/99
   (dated 01/29/99, collateralized by $1,222,000
   U.S. Treasury Notes 6.375% due 03/31/01,
   market value $1,289,687 and $1,172,000 U.S.
   Treasury Notes 6.625% due 6/30/01, market
   value $1,229,784 and $1,172,000 U.S. Treasury
   Notes 7.875% due 8/15/01, market value
   $1,302,445 and $104,000 U.S. Treasury Notes
   5.625% due 12/31/02,
   market value $107,792) ..........................  $ 3,851,000   $ 3,851,000
With JP Morgan Securities 4.70% 02/01/99
   (dated 1/29/99, collateralized by $1,847,000
   U.S. Treasury Notes 5.50% due 3/31/03,
   market value $1,935,529 and $1,247,000
   U.S. Treasury Notes 5.375% due 6/30/03,
   market value $1,286,769 and $680,000 U.S.
   Treasury Notes 5.75% due 8/15/03, market
   value $726,956) .................................    3,865,000     3,865,000
With PaineWebber 4.70% 02/01/99
   (dated 1/29/99, collateralized by $1,225,000
   U.S. Treasury Notes 6.00% due 6/30/99, market
   value $1,238,191 and $1,247,000 U.S. Treasury
   Notes 5.50% due 02/29/00, market value $1,286,043
   and $479,000 U.S. Treasury Notes 6.25% due
   04/30/01, market value $501,911 and $858,000
   U.S. Treasury Notes 6.00% due 07/31/02, market
   value $918,722) .................................    3,865,000     3,865,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
   (COST $11,581,000) ..............................                 11,581,000
                                                                   ------------
TOTAL MARKET VALUE OF SECURITIES
   (cost $204,855,405) - 107.54% ...............................   $209,425,633
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (7.54%) ......................................    (14,685,534)
                                                                   ------------
NET ASSETS APPLICABLE TO SHARES 24,985,135
   ($0.01 par value) OUTSTANDING - 100.00% .....................   $194,740,099
                                                                   ============
NET ASSET VALUE - U.S. GOVERNMENT FUND
   A CLASS ($138,324,380 / 17,747,012) .........................          $7.79
                                                                          =====
NET ASSET VALUE - U.S. GOVERNMENT FUND
   B CLASS ($22,299,454 / 2,861,002) ...........................          $7.79
                                                                          =====
NET ASSET VALUE - U.S. GOVERNMENT FUND
   C CLASS ($3,928,816 / 504,067) ..............................          $7.79
                                                                          =====
NET ASSET VALUE - U.S. GOVERNMENT FUND
   INSTITUTIONAL CLASS ($30,187,449 / 3,873,054) ...............          $7.79

10 for current income

U.S. GOVERNMENT FUND
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS AT JANUARY 31, 1999:
Common stock, ($0.01 par value, 500,000,000 shares
   authorized to the Fund with 80,000,000 shares allocated
   to the U.S. Government Fund A Class, 80,000,000 shares
   allocated to the U.S. Government Fund B Class,
   50,000,000 shares allocated to the U.S. Government Fund
   C Class, 20,000,000 shares allocated to the U.S.
   Government Fund Institutional Class ........................... $226,335,440
Distribution in excess of net investment income ..................      (18,152)
Accumulated net realized loss on investments .....................  (36,202,022)
Net unrealized appreciation of investments and futures contracts .    4,624,833
                                                                   ------------
Total net assets ................................................. $194,740,099
                                                                   ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   U.S. GOVERNMENT FUND A CLASS
Net asset value per share (A) ....................................        $7.79
Sales charge (4.75% of offering price or 5.01% of
   amount invested per share) ....................................         0.39
                                                                          -----
Offering price ...................................................        $8.18
                                                                          =====

-------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

-------------
 GPM - Graduate Payment Mortgage.
+Principal amount of $2,000,000 pledged as initial margin for futures transactions.

                             See accompanying notes

DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1999
(UNAUDITED)
-------------------------------------------------------------------------------
ASSETS:
Investments at market (cost $204,855,405) .....................    209,425,633
Receivable for securities sold ................................     10,222,772
Interest receivable ...........................................      2,637,737
Subscriptions Receivable ......................................        517,932
Other assets ..................................................         18,510
                                                                  ------------
   Total Assets ...............................................    222,822,584
                                                                  ------------
LIABILITIES:
Payable for securities purchase ...............................     24,227,638
Other accounts payable and accrued expenses ...................      3,612,628
Liquidations payable ..........................................        242,219
                                                                  ------------
   Total Liabilities ..........................................     28,082,485
                                                                  ------------
TOTAL NET ASSETS ..............................................   $194,740,099
                                                                  ============


                             See accompanying notes
                                                          for current income 11

DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1999
(UNAUDITED)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .......................................                 $ 6,665,381

EXPENSE:
Management fees ................................  $   539,661
Distribution expense ...........................      314,007
Dividend disbursing and transfer agent fees
   and expenses ................................      216,788
Accounting and administration ..................       54,926
Registration fees ..............................       32,000
Professional fees ..............................        9,500
Reports and statements to shareholders .........        6,623
Directors' fees ................................        4,184
Custodian fees .................................          450
                                                  -----------
Total expenses .................................                   1,178,139
                                                                 -----------
NET INVESTMENT INCOME ..........................                   5,487,242
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments ...............                  (1,039,257)
Net realized loss on futures contracts .........                    (251,877)
                                                                 -----------
Net realized loss on investments ...............                  (1,291,134)

Net change in unrealized appreciation/depreciation
   of investments and futures contracts ........                   2,783,449
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ..............................                   1,492,315
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .............................                 $ 6,979,557
                                                                 ===========

                             See accompanying notes

DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                       SIX MONTHS
                                                         ENDED
                                                        1/31/99     YEAR ENDED
                                                      (UNAUDITED)    7/31/98
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ...........................     $ 5,487,242  $ 11,326,268
Net realized loss on investments ................      (1,291,134)      (58,287)
Net change in unrealized appreciation/
   depreciation of investments and
   futures contracts ............................       2,783,449      (889,791)
                                                     ------------  ------------
Net increase in net assets resulting
   from operations ..............................       6,979,557    10,378,190
                                                     ------------  ------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   A Class ......................................      (4,247,603)   (9,370,096)
   B Class ......................................        (538,961)     (799,395)
   C Class ......................................         (89,510)      (98,357)
   Institutional Class ..........................        (629,945)   (1,063,903)
                                                     ------------  ------------
                                                       (5,506,019)  (11,331,751)
                                                     ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ......................................      35,562,680    35,363,890
   B Class ......................................      13,342,479     9,297,920
   C Class ......................................       3,265,495     2,932,593
   Institutional Class ..........................      17,492,024    17,276,780
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income
   A Class ......................................       2,586,461     5,430,259
   B Class ......................................         285,975       380,595
   C Class ......................................          75,328        86,512
   Institutional Class ..........................         610,525       983,847
                                                     ------------  ------------
                                                       73,220,967    71,752,396
                                                     ------------  ------------
Cost of shares repurchased:
   A Class ......................................     (27,990,596)  (51,932,640)
   B Class ......................................      (5,038,888)   (6,666,858)
   C Class ......................................      (1,466,797)   (2,273,984)
   Institutional Class ..........................      (6,014,045)  (12,269,379)
                                                     ------------  ------------
                                                      (40,510,326)  (73,142,861)
                                                     ------------  ------------
Increase (decrease) in net assets derived
   from capital share transactions ..............      32,710,641    (1,390,465)
                                                     ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS ...........      34,184,179    (2,344,026)

NET ASSETS:
Beginning of year ...............................     160,555,920   162,899,946
                                                     ------------  ------------
End of year .....................................    $194,740,099  $160,555,920
                                                     ============  ============

                             See accompanying notes

12 for current income

DELAWARE GROUP GOVERNMENT FUND, INC. - GOVERNMENT INCOME SERIES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             U.S. GOVERNMENT FUND A CLASS
                                                      ----------------------------------------------------------------------------
                                                        SIX MONTHS
                                                      ENDED 1/31/99(3)                 YEAR ENDED JULY 31,
                                                       (UNAUDITED)     1998         1997        1996         1995        1994
Net asset value, beginning of period ................     $7.720      $7.760       $7.590      $7.860       $8.000      $9.010

Income (loss) from investment operations:
   Net investment income ............................      0.237       0.528        0.544       0.588        0.656       0.714
   Net realized and unrealized gain (loss)
     on investments and futures contracts ...........      0.070      (0.040)       0.170      (0.270)      (0.140)     (1.010)
                                                          ------      ------       ------      ------       ------      ------
   Total from investment operations .................      0.307       0.488        0.714       0.318        0.516      (0.296)
                                                          ------      ------       ------      ------       ------      ------
Less dividends:
   Dividends from net investment income .............     (0.237)     (0.528)      (0.544)     (0.588)      (0.656)     (0.714)
                                                          ------      ------       ------      ------       ------      ------
   Total dividends ..................................     (0.237)     (0.528)      (0.544)     (0.588)      (0.656)     (0.714)
                                                          ------      ------       ------      ------       ------      ------

Net asset value, end of period ......................     $7.790      $7.720       $7.760      $7.590       $7.860      $8.000
                                                          ======      ======       ======      ======       ======      ======
Total return(1) .....................................      4.05%       6.50%        9.77%       4.09%        6.82%      (3.51%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........   $138,324    $127,001     $138,844    $164,156     $206,083    $222,555
   Ratio of expenses to average net assets ..........      1.23%       1.20%        1.16%       1.20%        1.24%       1.23%
   Ratio of net investment income
     to average net assets ..........................      6.04%       6.80%        7.13%       7.55%        8.40%       8.31%
   Portfolio turnover ...............................       179%        119%          63%         81%          70%        309%
                                                                             U.S. GOVERNMENT FUND B CLASS
                                                      ----------------------------------------------------------------------------
                                                        SIX MONTHS                                                      PERIOD
                                                      ENDED 1/31/99(3)       YEAR ENDED JULY 31,                     5/2/94(2) TO
                                                       (UNAUDITED)     1998         1997        1996         1995      7/31/94
Net asset value, beginning of period ................     $7.720      $7.760       $7.590      $7.860       $8.000      $8.190

Income (loss) from investment operations:
   Net investment income ............................      0.212       0.474        0.490       0.533        0.601       0.151
   Net realized and unrealized gain (loss)
    on investments and futures contracts ............      0.070      (0.040)       0.170      (0.270)      (0.140)     (0.190)
                                                          ------      ------       ------      ------       ------      ------
   Total from investment operations .................      0.282       0.434        0.660       0.263        0.461      (0.039)
                                                          ------      ------       ------      ------       ------      ------

Less dividends:
   Dividends from net investment income .............     (0.212)     (0.474)      (0.490)     (0.533)      (0.601)     (0.151)
                                                          ------      ------       ------      ------       ------      ------
   Total dividends ..................................     (0.212)     (0.474)      (0.490)     (0.533)      (0.601)     (0.151)
                                                          ------      ------       ------      ------       ------      ------

Net asset value, end of period ......................     $7.790      $7.720       $7.760      $7.590       $7.860      $8.000
                                                          ======      ======       ======      ======       ======      ======
Total return(1) .....................................      3.69%       5.76%        9.01%       3.36%        6.08%      (0.46%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........    $22,299     $13,642      $10,695      $9,754       $7,394      $2,215
   Ratio of expenses to average net assets ..........      1.93%       1.90%        1.86%       1.90%        1.94%       1.94%
   Ratio of net investment income
    to average net assets ...........................      5.34%       6.10%        6.43%       6.85%        7.66%       7.60%
   Portfolio turnover ...............................       179%        119%          63%         81%          70%        309%

--------------
(1) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Date of public offering; ratios have been annualized but total return has not been annualized.
(3) Ratios have been annualized but total return has not been annualized.

                             See accompanying notes
                                                          for current income 13

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                          U.S. GOVERNMENT FUND C CLASS
                                                                                 --------------------------------------------------
                                                                                   SIX MONTHS                             PERIOD
                                                                                 ENDED 1/31/99(4) YEAR ENDED JULY 31,    11/28/95(1)
                                                                                   (UNAUDITED)    1998        1997      TO 7/31/96
Net asset value, beginning of period ...................................             $7.720      $7.760       $7.590      $7.950

Income (loss) from investment operations:
   Net investment income ...............................................              0.212       0.474        0.491       0.348
   Net realized and unrealized gain (loss) on
    investments and futures contracts ..................................              0.070      (0.040)       0.170      (0.360)
                                                                                     ------      ------       ------      ------
   Total from investment operations ....................................              0.282       0.434        0.661      (0.012)
                                                                                     ------      ------       ------      ------
Less dividends:
   Dividends from net investment income ................................             (0.212)     (0.474)      (0.491)     (0.348)
                                                                                     ------      ------       ------      ------
   Total dividends .....................................................             (0.212)     (0.474)      (0.491)     (0.348)
                                                                                     ------      ------       ------      ------

Net asset value, end of period .........................................             $7.790      $7.720       $7.760      $7.590
                                                                                     ======      ======       ======      ======
Total return(2) ........................................................              3.69%       5.76%        9.01%      (0.17%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............................             $3,929      $2,047       $1,308      $1,029
   Ratio of expenses to average net assets .............................              1.93%       1.90%        1.86%       1.90%
   Ratio of net investment income to average net assets ................              5.34%       6.10%        6.43%       6.85%
   Portfolio turnover ..................................................               179%        119%          63%         81%

                                                                          U.S. GOVERNMENT FUND INSTITUTIONAL CLASS
                                                          -------------------------------------------------------------------------
                                                             SIX MONTHS
                                                          ENDED 1/31/99(4)               YEAR ENDED JULY 31,
                                                            (UNAUDITED)     1998         1997        1996        1995         1994
Net asset value, beginning of period ..................        $7.720      $7.760       $7.590      $7.860       $8.000      $9.010

Income (loss) from investment operations:
   Net investment income ..............................         0.251       0.550        0.567       0.611        0.679       0.739
   Net realized and unrealized gain (loss) on
    investments and futures contracts .................         0.070      (0.040)       0.170      (0.270)      (0.140)     (1.010)
                                                               ------      ------       ------      ------       ------      ------
   Total from investment operations ...................         0.321       0.510        0.737       0.341        0.539      (0.271)
                                                               ------      ------       ------      ------       ------      ------
Less dividends:
   Dividends from net investment income ...............        (0.251)     (0.550)      (0.567)     (0.611)      (0.679)     (0.739)
                                                               ------      ------       ------      ------       ------      ------
   Total dividends ....................................        (0.251)     (0.550)      (0.567)     (0.611)      (0.679)     (0.739)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period ........................        $7.790      $7.720       $7.760      $7.590       $7.860      $8.000
                                                               ======      ======       ======      ======       ======      ======
Total return(3) .......................................         4.21%       6.80%       10.10%       4.39%        7.14%      (3.23%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............       $30,187     $17,865      $12,053     $10,780       $8,316     $14,016
   Ratio of expenses
    to average net assets .............................         0.93%       0.90%        0.86%       0.90%        0.94%       0.94%
   Ratio of net investment income
    to average net assets .............................         6.34%       7.10%        7.43%       7.85%        8.66%       8.60%
   Portfolio turnover .................................          179%        119%          63%         81%          70%        309%

------------
(1) Date of public offering; ratios have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value.
(4) Ratios have been annualized but total return has not been annualized.

                             See accompanying notes

14 for current income

DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME FUND
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Government Funds, Inc - Government Income Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The Fund offers four classes of shares. The U.S. Government Fund A Class carries a front-end sales charge of 4.75%. The U.S. Government Fund B Class carries a back-end deferred sales charge. The U.S. Government Fund C Class carries a level load deferred sales charge and U.S. Government Fund Institutional Class has no sales charge. The Fund seeks to provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accredited to interest income over the lives of the respective security. The Fund declares dividends daily from net investment income and pays such dividends monthly.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% of the net assets of the Fund, less the fees paid to the unaffiliated directors. At January 31, 1999, the Fund had a liability for investment management fees and other expenses payable to DMC for $56,544.

The Fund has engaged Delaware Service Company (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. At January 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $2,507.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class.

For the six months ended January 31, 1999, DDLP earned $22,845 for commissions on sales of the U.S. Government Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
For the six months ended January 31, 1999, the Fund made purchases of $11,895,741 and sales of $11,885,100 of investment securities other than U.S. government securities and temporary cash investments. For the six months ended January 31, 1999, the Fund made purchases of $183,388,301 and sales of $149,095,546 of long term U.S. government securities.

At January 31, 1999, the aggregate cost of securities for federal income tax purposes was $204,857,046.

At January 31, 1999, net unrealized appreciation for federal income tax purposes aggregate $4,568,587 of which $4,766,689 related to unrealized appreciation of securities and $198,102 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital losses of $35,026,734 at July 31, 1998 which may be carried forward and applied against future capital gains. The capital loss carry forward expire as follows: 2001 - $1,622,896, 2002 - $17,400,711, 2003 - $9,205,797, 2004 - $4,166,601, 2005 -
$2,371,574 and 2006 - $259,155.

                                                          for current income 15

-------------------------------------------------------------------------------
During the six months ended January 31, 1999, the Fund entered into future contracts in accordance with its investment objectives. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

At January 31, 1999, the Fund had outstanding 20 long futures on the 5 Year U.S. Treasury Notes, which expire in March 1999 and 82 long futures on the 20 Year U.S. Treasury Notes, which expire in March 1999. The notional value of such contracts on January 31, 1999, was $12,042,125 which resulted in an unrealized gain of $54,605.

4. Capital Stock
Transactions in capital stock shares were as follows:
                                                       SIX MONTHS
                                                         ENDED     YEAR ENDED
                                                        1/31/99      7/31/98
                                                       ----------  ----------
Shares sold:
   A Class                                              4,553,829   4,571,770
   B Class                                              1,703,056   1,201,317
   C Class                                                416,324     379,435
   Institutional Class                                  2,249,040   2,226,903
Shares issued upon reinvestment of
   dividends from net investment income
   A Class                                                330,890     701,989
   B Class                                                 36,491      49,177
   C Class                                                  9,642      11,182
   Institutional Class                                     78,129     127,146
                                                       ----------  ----------
                                                        9,377,401   9,268,919
                                                       ----------  ----------
Shares repurchased:
   A Class                                             (3,587,390) (6,712,206)
   B Class                                               (645,521)   (861,381)
   C Class                                               (187,048)   (294,043)
   Institutional Class                                   (768,075) (1,592,884)
                                                       ----------  ----------
                                                       (5,188,034) (9,460,514)
                                                       ----------  ----------
Net increase (decrease)                                 4,189,367    (191,595)
                                                       ==========  ==========

5. Market and Credit Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMO's only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest only CMOs. At January 31, 1999 the Fund had no holdings in interest-only CMO's.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF U.S. GOVERNMENT FUND SHAREHOLDERS, BUT IT MAY BE USED WITH prospective investors when preceded or accompanied by a current U.S. Government Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia

INTERNATIONAL AFFILIATE
Delaware International Advisors, Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682








                                                   (Photo of globes)



                                               For Shareholders
                                               1.800.523.1918

                                               For Securities Dealers
                                               1.800.362.7500

                                               For Financial Institutions
                                               Representatives Only
                                               1.800.659.BANK (2265)

                                               www.delawarefunds.com




DELAWARE(SM)                                   Be sure to consult your financial
INVESTMENTS                                    adviser when making investments.
============                                   Mutual funds can be a valuable
Philadelphia o London                          part of your financial plan;
                                               however, shares of the Funds are
                                               not FDIC or NCUSIF insured, are
                                               not guaranteed by any bank or any
                                               credit union, and involve
                                               investment risk, including the
                                               possible loss of the principal.
Printed in the USA                             Shares of the Funds are not bank
on recycled paper                              or credit union deposits.

SA-023[1/99] PP3/99                            (C) Delaware Distributors, L.P.
(1493)